Prepayments and Other Assets (Tables)	12 Months Ended
Dec. 31, 2025
Prepayments and Other Assets [Abstract]
Schedule of Prepayments and Other Assets

The breakdown of prepayments and other assets is as follows:

	At December 31,
In thousands of USD	2025	2024
Prepayments to suppliers	667,462	266,478
Deposits (1)	35,650	31,372
Value-added and goods and services taxes recoverable	12,059	5,407
Prepayments of income tax	2,459	2,459
Others	5,342	4,457
Total	722,972	310,173

Current	698,291	291,929
Non-current	24,681	18,244
	722,972	310,173

(1)	The Group pays deposits to certain electricity service providers. In order to minimize the deposit paid to the electricity supplier, in April 2023, Bitdeer Inc., a subsidiary of the Group, has entered into a guaranty agreement (the “2023 Guaranty Agreement”) with one of the electricity suppliers to act as a guarantor to provide the assurance for the payment obligation of another subsidiary of the Group in connection with electricity service subscribed. The total liability of the guarantor is limited to the lesser of the guaranteed obligations under all agreements or US$13.0 million in each case. In February 2024, Bitdeer and Bitdeer, Inc. together entered into a guaranty agreement with the electricity supplier to amend the 2023 Guaranty Agreement and limit the guarantor’s total liability to the lesser of the guaranteed obligations under all agreement or US$30.0 million in each case.